UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 6, 2008

AMERICAN EXPRESS	AMERICAN EXPRESS	AMERICAN EXPRESS
RECEIVABLES	RECEIVABLES	RECEIVABLES
FINANCING	FINANCING	FINANCING
CORPORATION II	CORPORATION III LLC	CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)
(Exact name of registrant as specified in its charter)
on behalf of
American Express Credit Account Master Trust

Delaware	333-130508-03	13-3854638	Delaware	333-130508	20-0942395	Delaware	333-130508-02	20-0942445

(State or Other	(Commission File	(I.R.S. Employer	(State or Other	(Commission File	(I.R.S. Employer	(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification	Jurisdiction of	Number)	Identification	Jurisdiction of	Number)	Identification
Incorporation or		Number)	Incorporation or		Number)	Incorporation or		Number)
Organization)			Organization)			Organization)

200 Vesey Street, Room 138	4315 South 2700 West, Room 1900	4315 South 2700 West, Room 1900
Mail Stop 01-31-12	Mail Stop 02-01-50	Mail Stop 02-01-56
New York, New York 10285	Salt Lake City, Utah 84184	Salt Lake City, Utah 84184
(212) 640-2000	(801) 945-2550	(801) 945-2068
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)
N/A	N/A	N/A
(Former Name or Former Address, if Changed Since	(Former Name or Former Address, if Changed Since Last	(Former Name or Former Address, if Changed Since
Last Report)	Report)	Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01.	On June 12, 2008, American Express Credit Account Master Trust expects to issue Class A Floating Rate Asset Backed Certificates, Series 2008-5 and Class B Floating Rate Asset Backed Certificates, Series 2008-5 (the “Series 2008-5 Certificates”).

A copy of the opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality of the Certificates and a copy of the opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain federal tax matters, together with related consents of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC and Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.
Item 9.01.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits: The following are filed as Exhibits to this Report:
Exhibit
Number
5.1	Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1	Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.1).

23.2	Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.1).

Exhibit
Number
23.3	Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.1).

23.4	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing
Corporation II,
as originator of the Trust and Co-Registrant
and as Transferor on behalf of the Trust as
Co-Registrant

By: Name:	/s/ Maureen Ryan Maureen Ryan
Title:	President

American Express Receivables Financing
Corporation III LLC,
as originator of the Trust and Co-Registrant
and as Transferor on behalf of the Trust as
Co-Registrant

By: Name:	/s/ Catherine M. Hogan Catherine M. Hogan
Title:	President

American Express Receivables Financing
Corporation IV LLC,
as originator of the Trust and Co-Registrant
and as Transferor on behalf of the Trust as
Co-Registrant

By: Name:	/s/ Robert Radle Robert Radle
Title:	President

EXHIBIT INDEX
Exhibit 5.1
Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.
Exhibit 8.1
Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.
Exhibit 23.1
Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.1).
Exhibit 23.2
Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.1).
Exhibit 23.3
Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.1).
Exhibit 23.4
Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).